	Provident Trust Strategy Fund
	Schedule of Investments
	December 31, 2024 (Unaudited)

Shares or Principal Amount	COMMON STOCKS - 84.7%(a)	Cost	Value
	Computer Services - 8.3%
48,380	Accenture PLC, Cl A - Class A	$1,406,184	$17,019,600

	Data Processing-Management - 2.7%
27,285	Fiserv, Inc. (b)	3,916,713	5,604,885

	Distribution/Wholesale - 3.3%
92,800	Fastenal Co.	977,268	6,673,248

	Finance-Credit Card - 7.8%
50,891	Visa Inc. - Class A	3,662,225	16,083,592

	Finance-Investment Banking-Brokerages - 4.9%
135,045	The Charles Schwab Corp.	3,999,132	9,994,680

	Investment Management-Advisor Services - 5.0%
91,560	T. Rowe Price Group Inc.	7,362,226	10,354,520

	Medical-Health Maintenance Organization - 5.7%
22,905	UnitedHealth Group Inc.	1,194,819	11,586,723

	Retail-Building Products - 4.7%
24,635	The Home Depot, Inc.	3,079,030	9,582,769

	Retail-Discount - 11.6%
25,930	Costco Wholesale Corp.	3,976,936	23,758,881

	Retail-Gardening Products - 1.6%
61,750	Tractor Supply Co.	2,689,935	3,276,455

	Retail-Major Department Stores - 3.6%
61,045	The TJX Companies, Inc.	5,507,392	7,374,846

	Super-Regional Banks-US - 5.8%
61,775	PNC Financial Services Group, Inc.	3,275,662	11,913,309

	Web Portals-Internet Service Providers - 19.7%
106,285	Alphabet, Inc., Cl A - Class A	1,385,415	20,119,751
107,030	Alphabet, Inc., Cl C - Class C	1,386,861	20,382,793
		2,772,276	40,502,544
	TOTAL COMMON STOCKS	43,819,798	173,726,052

Shares or Principal Amount	SHORT-TERM INVESTMENTS - 15.5%(a)	Cost	Value
	Money Market Funds - 15.5%
31,891,022	First American Treasury Obligations Fund - Class X, 4.37% (c)	$31,891,022	$31,891,022
	TOTAL SHORT-TERM INVESTMENTS	31,891,022	31,891,022
	TOTAL INVESTMENTS – 100.2%	$75,710,820	205,617,074
	Liabilities in Excess of Other Assets - (0.2)%		(466,362)
	TOTAL NET ASSETS - 100.0%		$205,150,712
	two		–%
Percentages are stated as a percent of net assets.			–%

PLC - Public Limited Company

(a)	Percentages for the various classifications relate to total net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Provident Trust Strategy Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$173,726,052	$–	$–	$173,726,052
Money Market Funds	31,891,022	–	–	31,891,022
Total Investments	$205,617,074	$–	$–	$205,617,074

Refer to the Schedule of Investments for further disaggregation of investment categories.